Acceptances	12 Months Ended
Mar. 31, 2020
Acceptances - Schedule Of Other Financial Liabilities
Acceptances
23	ACCEPTANCES

	As At March 31
	2020	2019
	(in thousands)
Payable under the film financing arrangements	$1,858	$8,366
	$1,858	$8,366

Acceptances comprise of short-term credit availed from financial institutions for payment to film producers for film co-production arrangement entered by the group. The carrying value of acceptances are considered a reasonable approximation of fair value.